AQUILA CASCADIA EQUITY FUND
                 A MASSACHUSETTS BUSINESS TRUST

I. FRONT OF CERTIFICATE (all text and other matter lies within 7-1/2" x 11-1/2" decorative border, 1/2" wide)

            (upper right) oval with heading: SHARES
             (upper left) oval with heading: NUMBER
          (below right oval) CUSIP 037938 10 7
                              SEE REVERSE FOR CERTAIN DEFINITIONS



(at left)
THIS IS TO CERTIFY that



is the owner of


            CLASS A SHARES OF BENEFICIAL INTEREST IN
                   AQUILA CASCADIA EQUITY FUND
hereafter called the "Fund", fully paid and nonassessable, this Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Fund and all amendments thereof, copies of which are on file at the office of the Fund, to all of which the holder, by acceptance hereof assents.
     This certificate is not valid until countersigned by the Transfer Agent.
     The shares represented hereby are transferable on the books of the Fund by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     Witness the seal of the Fund and the signatures of its duly authorized officers or facsimiles thereof.

Dated:

(centered) round seal: AQUILA CASCADIA EQUITY FUND
                              MASSACHUSETTS
                                   1984
                              BUSINESS TRUST


/s/Edward M.W. Hines                         /s/Lacy B. Herrmann
______________________                       _____________________
Secretary                                    President



(at lower right, printed vertically)
                         COUNTERSIGNED:
                         ADMINISTRATIVE DATA MANAGEMENT CORP.
                         (WOODBRIDGE, NEW JERSEY)
                                        TRANSFER AGENT,

                         BY
                                   ____________________________
                                   AUTHORIZED SIGNATURE.


II. BACK OF CERTIFICATE (text reads from top to bottom of 11-1/2" dimension)

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with right of survivorship
                 and not as tenants in common

UNIF GIFT/TRANSF MIN ACT -..............Custodian..................
                             (Cust)                  (Minor)
     under Uniform Gifts/Transfers to Minors Act...............
                                                   (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND
TRANSFER UNTO

PLEASE INSERT TRANSFER NUMBER
OF ASSIGNEE
 _______________
[ (box for SS#) ]
[_______________]________________________________________________
                    (Please print or typewrite name and address
                     including postal zip code of assignee)
_________________________________________________________________
_________________________________________________________________
___________________________________________________CLASS A SHARES
OF THE BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________
_________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED FUND WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated_______________________


                         Signed__________________________________

                               __________________________________
                               (Both must sign if joint tenancy)

          NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


                              ____________________________________
                                             Firm
Signature(s) guaranteed by:

                              ____________________________________
                                             Officer



           [THIS SPACE MUST NOT BE COVERED IN ANY WAY]